10.04

Execution Version

THIRD AMENDMENT
TO
5-YEAR REVOLVING CREDIT AGREEMENT
dated as of
January 11, 2013
among

NUSTAR LOGISTICS, L.P.,
NUSTAR ENERGY L.P.,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

Third Amendment to 5-YEAR REVOLVING Credit Agreement

THIS Third Amendment to 5-YEAR REVOLVING Credit Agreement (this “Third Amendment”) dated as of January 11, 2013, is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of May 2, 2012 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Subsidiary Guarantor is a party to that certain Subsidiary Guaranty Agreement dated as of May 2, 2012 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).
C.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Third Amendment refer to Sections and Articles of the Credit Agreement.

Section 2.Amendment to Credit Agreement.

2.1 Amendment to Section 6.08. Section 6.08 is hereby amended and restated in its entirety to read as follows:

Section 6.08    Restrictive Agreements. It will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of it or any of its Restricted Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the MLP or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law, by this Agreement or by the UK Credit Agreement, (ii) clause (b) of the foregoing shall not apply to restrictions and conditions imposed by any Hybrid Equity Securities that by their terms are expressly subordinated in right of payment to any MLP Obligations during any period in which the issuer thereof has elected

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

to defer interest thereon in accordance with the terms of such Hybrid Equity Securities, provided that in no event shall any such agreement or arrangement prohibit or restrict or impose any condition upon the ability of (A) any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests directly owned by the MLP, the Borrower or any of their respective Wholly-Owned Subsidiaries, (B) any Restricted Subsidiary to make or repay loans or advances to the MLP, the Borrower or any of their respective Wholly-Owned Subsidiaries or (C) the Borrower or any Guarantor from making any payments of principal, interest or other amounts owing hereunder or under any other Loan Document (including the MLP Obligations) or guaranteeing any of the MLP Obligations, (iii) the foregoing shall not apply to restrictions and conditions (x) existing on the date of this Agreement identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition so as to cause such restriction or condition to be more restrictive than the restriction or condition in existence on the date of this Agreement) or (y) arising or agreed to after the date of this Agreement; provided that such restrictions or conditions are not more restrictive than the restrictions and conditions existing on the date of this Agreement, (iv) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (vi) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

Section 3.Conditions Precedent. This Third Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Third Amendment on or prior to the Effective Date.

3.2 The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Persons.

3.3 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4 No Default shall have occurred and be continuing, after giving effect to the terms of this Third Amendment.

Section 4.Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:    NuStar GP, Inc., its General Partner

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:    NuStar GP, LLC, its General Partner

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:    /s/ Steven A. Blank
Name:    Steven A. Blank
Title:     Executive Vice President, Chief
Financial Officer and Treasurer

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender, as Swingline Lender, as an Issuing Bank and as Administrative Agent

By:     /s/ Muhammad Hasan
Name:     Muhammad Hasan
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as Co-Syndication Agent, an Issuing Bank and as a Lender

By:     /s/ Carmen Malizia
Name: Carmen Malizia
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as Co-Documentation Agent and as a Lender

By:     /s/ Vanessa Kurbatskiy
Name:     Vanessa Kurbatskiy
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD., as Co-Syndication Agent and as a Lender

By:     /s/ Leon Mo
Name:     Leon Mo
Title:     Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent, as an Issuing Bank and as a Lender

By:     /s/ Larry Robinson
Name:     Larry Robinson
Title:     Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:     /s/ Alex Mayral
Name:     Alex Mayral
Title: Executive Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:     /s/ Ming K. Chu
Name:     Ming K. Chu
Title:     Vice President

By:     /s/ Heidi Sandquist
Name:     Heidi Sandquist
Title:     Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:     /s/ William Jones
Name:     William Jones
Title:     Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ M. Colin Warman
Name:     M. Colin Warman
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Don J. McKinnerney
Name:     Don J. McKinnerney
Title:     Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:     /s/ Shuji Yabe
Name:     Shuji Yabe
Title:     Managing Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:     /s/ Paul Farrell
Name: Paul Farrell
Title:     Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:     /s/ Todd Vaubel
Name:     Todd Vaubel
Title:     Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:     /s/ John Prigge
Name: John Prigge
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

UBS AG, Stamford Branch, as a Lender

By:     /s/ Lana Gifas
Name:     Lana Gifas
Title:     Director

By:     /s/ Joselin Fernandez
Name:     Joselin Fernandez
Title:     Associate Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BNP PARIBAS, as a Lender

By:     /s/ Joe Onischuk
Name:     Joe Onischuk
Title:     Managing Director

By:     /s/ David Reynolds
Name:     David Reynolds
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:     /s/ Alain Daoust
Name:     Alain Daoust
Title:     Director

By:     Patrick L. Freytag
Name:     Patrick L. Freytag
Title:     Associate

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:     /s/ Michael Zeller
Name:     Michael Zeller
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:     /s/ Joey Powell
Name:     Joey Powell
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Michelle Latzoni
Name:     Michelle Latzoni
Title:     Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

SCOTIABANC INC., as a Lender

By:     /s/ K. Zhou
Name:     K. Zhou
Title:     Director

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK (formerly The Frost National Bank), as a Lender

By:     /s/ Sarah Cernosek
Name:     Sarah Cernosek
Title:     Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

CHANG HWA COMMERCIAL BANK, LTD.,
NEW YORK BRANCH, as a Lender

By:     /s/ Eric Y.S. Tsai
Name:     Eric Y.S. Tsai
Title:     Vice President & General Manager

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT